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Exhibit 3.7

[The Great Seal of the State of California]	State of California Bill Jones Secretary of State	File # 200221110122
	LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	ENDORSED—FILED in the office of the Secretary of State of the State of California
JUL 24 2002
A $70.00 filing fee must accompany this form. IMPORTANT—Read instructions before completing this form.		BILL JONES, Secretary of State
This Space For Filing Use Only

1.	Name of the limited liability company (end the name with the words "Limited Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.")
DIRECTV Operations, LLC

2.	The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.

3.	Name the agent for service of process and check the appropriate provision below:

CT Corporation	which is

[ ] an individual residing in California. Proceed to item 4.
[X] a corporation which has filed a certificate pursuant to section 1505. Proceed to item 5.

4.	If an individual, California address of the agent for service of process:
Address:
	City:	State: CA	Zip Code:

5.	The limited liability company will be managed by: (check one)
[ ] one manager [X] more than one manager [ ] single member limited liability company [ ] all limited liability company members

6.	Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.

7.	Number of pages attached, if any:

8.	Type of business of the limited liability company. (For informational purposes only)
satellite service provider

9.	DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

/s/ Jan L. Williamson Signature of Organizer	Jan L. Williamson Type or Print Name of Organizer
July 19, 2002 Date

10.	RETURN TO: NAME FIRM ADDRESS CITY/STATE ZIP CODE	[	]	[Seal from the Office of the Secretary of State]
		[	]

SEC/STATE (REV. 12/99)	FORM LLC-1—FILING FEE $70.00 Approved by Secretary of State

[The Great Seal of the State of California]	State of California Bill Jones Secretary of State
LIMITED LIABILITY COMPANY CERTIFICATE OF MERGER (Corporations Code Section 17552)
Filing Fee—Please see instructions. IMPORTANT—Read instructions before completing this form.
This Space For Filing Use Only

1. Name of surviving entity:	2. Type of entity:	3. Secretary of State File Number:	4. Jurisdiction:
DIRECTV Operations, LLC	LLC	200221110122	California

5. Name of disappearing entity:	6. Type of entity:	7. Secretary of State File Number:	8. Jurisdiction:
DIRECTV Operations, Inc.	Corporation	C1753117	California

9. Future effective date, if any:	Month	Day	Year

10. If a vote was required pursuant to Section 17551 or Section 1113, enter the outstanding interests of each class entitled to vote on the merger and the percentage of vote required:
Surviving Entity		Disappearing Entity

Each class entitled to vote	Percentage of vote required	Each class entitled to vote	Percentage of vote required
member has one vote	100%—one member	Common Stock	100%—sole stockholder

11.	The principal terms of the agreement of merger were approved by a vote of the number of interests or shares of each class that equaled or exceeded the vote required.

SECTION 12 IS ONLY APPLICABLE IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY. COMPLETE ITEM 12 AND PROCEED TO ITEM 15.

12.	Requisite changes to the information set forth in the Articles of Organization of the surviving limited liability company resulting from the merger. Attach additional pages if necessary.

SECTIONS 13 AND 14 ARE APPLICABLE IF THE SURVIVING ENTITY IS A FOREIGN LIMITED LIABILITY COMPANY OR OTHER BUSINESS ENTITY. COMPLETE ITEMS 13 AND 14.

13.	Principal business address of the surviving foreign limited liability company or other business entity:

Address:	2230 E. Imperial Hwy
City:	El Segundo	State: California	Zip Code: 90245

14.	Other information required to be stated in the Certificate of Merger by the laws under which each constituent other business entity is organized. Attach additional pages if necessary.

15.	Number of pages attached, if any:

16.	I certify that the statements contained in this document are true and correct of my own knowledge. I declare that I am the person who is executing this instrument, which execution is my act and deed.

/s/ Eddy W. Hartenstein Signature of Authorized Person for the Surviving Entity	Date	Eddy W. Hartenstein Chairman & CEO Type or Print Name and Title of Person Signing	10/28/02 Date
/s/ Janet L. Williamson Signature of Authorized Person for the Surviving Entity	Date	Janet L. Williamson Asst. Corp. Secretary Type or Print Name and Title of Person Signing	10/28/02 Date

/s/ Eddy W. Hartenstein Signature of Authorized Person for the Disappearing Entity	Date	Eddy W. Hartenstein Chairman & CEO Type or Print Name and Title of Person Signing	10/28/02 Date
/s/ Janet L. Williamson Signature of Authorized Person for the Disappearing Entity	Date	Janet L. Williamson Asst. Corp. Secretary Type or Print Name and Title of Person Signing	10/28/02 Date

SEC/STATE (REV. 12/99)		FORM LLC-9—FILING FEE: SEE INSTRUCTIONS Approved by Secretary of State

[The Great Seal of the State of California]	State of California Secretary of State
ENDORSED—FILED In the office of the Secretary of State of the State of California OCT 19 2011
LIMITED LIABILITY COMPANY CERTIFICATE OF AMENDMENT A $30.00 filing fee must accompany this form. IMPORTANT—Read instructions before completing this form.		This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER	2.	NAME OF LIMITED LIABILITY COMPANY
	200221110122		DIRECTV Operations, LLC

3.	COMPLETE ONLY THE SECTIONS WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED IF NECESSARY.
	A.	LIMITED LIABILITY COMPANY NAME (END THE NAME WITH THE WORDS "LIMITED LIABILITY COMPANY," LTD. LIABILITY CO." OR THE ABBREVIATIONS "LLC" OR "L.L.C.")
DIRECTV, LLC
	B.	THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY (CHECK ONE):
☐ ONE MANAGER ☐ MORE THAN ONE MANAGER ☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)
	C.	AMENDMENT TO TEXT OF THE ARTICLES OF ORGANIZATION:
D.
OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE A CHANGE IN THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE OR ANY CHANGE IN THE EVENTS THAT WILL CAUSE THE DISSOLUTION.

4.	FUTURE EFFECTIVE DATE, IF ANY:
MONTH DAY YEAR

5.	NUMBER OF PAGES ATTACHED, IF ANY:

6.	IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

	/s/ Janet L. Williamson SIGNATURE OF AUTHORIZED PERSON	October 17, 2011 DATE
DIRECTV Enterprises, LLC, Member by Janet L. Williamson, Secretary TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

7.	RETURN TO:

NAME FIRM ADDRESS CITY/STATE ZIP CODE	Jan Williamson DIRECTV 2230 E. Imperial Highway EI Segundo, CA 90245

SEC/STATE FORM LLC-2 (Rev.03/2005)—FILING FEE $30.00 APPROVED BY SECRETARY OF STATE

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DIRECTV HOLDINGS LLC
Keith U. Landenberger
Senior Vice President

CONSENT TO USE OF NAME

        DIRECTV Holdings LLC, a Delaware limited liability company, hereby consents to the use of the name DIRECTV, LLC in the state of California.

        IN WITNESS WHEREOF, the said corporation has caused this consent to be executed by its Senior Vice President and attested by its Secretary on this 17th day of October 2011.

/s/ Keith U. Landenberger
	By:	Keith U. Landenberger Senior Vice President
ATTEST:
/s/ Janet L. Williamson Janet L. Williamson Secretary
[200221110122]

[The Great Seal of the State of California]	I hereby certify that the foregoing transcript of 2 page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State's office.
Date:	OCT 20 2011
/s/ Debra Bowen [INITIALS] DEBRA BOWEN, Secretary of State

[The Great Seal of the State of California]	OBE MERG	D 1119701
	State of California Secretary of State Certificate of Merger (California Corporations Code sections 1113(g), 6019.1, 8019.1, 9640, 12540.1, 15911.14, 16915(b) and 17552)	FILED [INITIALS] in the office of the Secretary of State of the State of California DEC 22 2011 EFFECTIVE DATE JAN 01 2012
IMPORTANT—Read all instructions before completing this form.		This Space For Filing Use Only

1. NAME OF SURVIVING ENTITY DIRECTV, LLC	2. TYPE OF ENTITY LLC	3. CA SECRETARY OF STATE FILE NUMBER 200221110122	4. JURISDICTION CA

5. NAME OF DISAPPEARING ENTITY DIRECTV, Inc.	6. TYPE OF ENTITY CORP	7. CA SECRETARY OF STATE FILE NUMBER 1675521	8. JURISDICTION CA

9.	THE PRINCIPAL TERMS OF THE AGREEMENT OF MERGER WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. IF A VOTE WAS REQUIRED, SPECIFY THE CLASS AND THE NUMBER OF OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE ON THE MERGER AND THE PERCENTAGE VOTE REQUIRED OF EACH CLASS. ATTACH ADDITIONAL PAGES, IF NECESSARY.
	SURVIVING ENTITY			DISAPPEARING ENTITY
	CLASS AND NUMBER	AND	PERCENTAGE VOTE REQUIRED	CLASS AND NUMBER	AND	PERCENTAGE VOTE REQUIRED
	Member has one vote		100% - One member	1,000 Shares Common Stock		100%

10.	IF EQUITY SECURITIES OF A PARENT PARTY ARE TO BE ISSUED IN THE MERGER, CHECK THE APPLICABLE STATEMENT.
☐ No vote of the shareholders of the parent party was required. ☐ The required vote of the shareholders of the parent party was obtained.

11.	IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABLITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, PROVIDE THE REQUISITE CHANGES (IF ANY) TO THE INFORMATION SET FORTH IN THE SURVIVING ENTITY'S ARTICLES OF ORGANIZATION, CERTIFICATE OF LIMITED PARTNERSHIP OR STATEMENT OF PARTNERSHIP AUTHORITY RESULTING FROM THE MERGER. ATTACH ADDITIONAL PAGES, IF NECESSARY.
No Changes

12.	IF A DISAPPEARING ENTITY IS A DOMESTIC LIMITED LIABLITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, AND THE SURVIVING ENTITY IS NOT A DOMESTIC ENTITY OF THE SAME TYPE, ENTER THE PRINCIPAL ADDRESS OF THE SURVIVING ENTITY.
PRINCIPAL ADDRESS OF SURVIVING ENTITY CITY AND STATE ZIP CODE

13.	OTHER INFORMATION REQUIRED TO BE STATED IN THE CERTIFICATE OF MERGER BY THE LAWS UNDER WHICH EACH CONSTITUENT OTHER BUSINESS ENTITY IS ORGANIZED. ATTACH ADDITIONAL PAGES, IF NECESSARY.

14.	STATUTORY OR OTHER BASIS UNDER WHICH A FOREIGN OTHER BUSINESS ENTITY IS AUTHORIZED TO EFFECT THE MERGER.	15.	FUTURE EFFECTIVE DATE, IF ANY
			01	-	01	-	2012
			(Month)		(Day)		(Year)

16.	ADDITIONAL INFORMATION SET FORTH ON ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE PART OF THIS CERTIFICATE.

17.	I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Larry D. Hunter	12/22/11	Larry D. Hunter, Manager

SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON
/s/ Patrick T. Doyle	12/22/11	Patrick T. Doyle, Manager

SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON
/s/ Janet L. Williamson	12/22/11	Janet L. Williamson, Manager

SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON
/s/ Keith U. Landenberger	12/22/11	Keith U. Landenberger, Sr. Vice President

SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON
/s/ Janet L. Williamson	12/22/11	Janet L. Williamson, Secretary

SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

For an entity that is a business trust, real estate investment trust or an unincorporated association, set forth the provision of law or other basis for the authority of the person signing:

OBE MERGER-1 (REV 01/2010)	APPROVED BY SECRETARY OF STATE

[The Great Seal of the State of California]	I hereby certify that the foregoing transcript of 2 page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State's office.
Date:	MAR 13 2012
/s/ Debra Bowen DEBRA BOWEN, Secretary of State

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  Exhibit 3.7
  [LOGO]
  DIRECTV HOLDINGS LLC Keith U. Landenberger Senior Vice President
CONSENT TO USE OF NAME